Exhibit 32.1
Form 10-QSB
Viking Systems, Inc.
File No. 000-49636

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Viking Systems, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
B. Marsh, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 10, 2004



/s/ Thomas B. Marsh
Chief Executive Officer, President